UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 19, 2004

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	(06-1110906)
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

37 N. ORANGE AVENUE, SUITE 500

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 926-6615

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 926-6616

(REGISTRANT’S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREHOLDINGS.COM

(REGISTRANT’S WEBSITE ADDRESS)

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

On May 11, 2004 we announced we closed a Definitive Merger Agreement with Denver Pain Management, P.C. Denver Pain Management, P.C. specializes in the delivery of interventional pain management. The capital stock of Denver Pain Management, P.C. was acquired in a merger transaction from the shareholders, Robert E. Wright, M.D. and Kenneth M. Alo, M.D.

The purchase price consisted of $1,875,000 in cash, and 1,875,000 worth of PainCare common stock valued at $2.81 per share. The cash portion is to be paid on December 15, 2004 subject to certain conditions. We may also make additional payments of up to $3,750,000 in cash and common stock if certain net earnings goals are achieved in each of the first three fiscal years following the closing. The acquisition has been accounted for using the purchase method of accounting. We funded the cash portion of the purchase price of Denver Pain Management, P.C., from the proceeds of the second $5,000,000 convertible debenture with Laurus Master Fund, Ltd.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following financial statements, pro forma information are filed as part of this report.

(a) Financial Statements of Business Acquired

Denver Pain Management, P.C.

Report of Independent Certified Public Accountants

2003 Financial Statements:

•	Balance Sheet as of December 31, 2003

•	Statement of Operations and Retained Earnings for the year ended December 31, 2003

•	Statement of Cash Flows for the year ended December 31, 2003

Notes to Financial Statements

(b) Pro forma financial information:

•	Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date: July 13, 2004	BY:	/s/ RANDY LUBINSKY
Chief Executive Officer and Director

Date: July 13, 2004	BY:	/s/ MARK SZPORKA
Chief Financial and Accounting Officer, Secretary and Director

Independent Auditors’ Report

The Board of Directors

Denver Pain Management, P.C.

We have audited the accompanying balance sheet of Denver Pain Management, P.C. as of December 31, 2003 and the related statements of operations and retained earnings (accumulated deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Denver Pain Management, P.C. at December 31, 2003 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

May 6, 2004

Maitland, Florida

Tschopp, Whitcomb & Orr, P.A.

DENVER PAIN MANAGEMENT, P.C.

Balance Sheet

December 31, 2003

2003
Assets
Current assets:
Cash	$34,724
Accounts receivable	645,813
Due from affiliates (note 3)	323,568
Prepaid expenses	43,702
Other current assets	4,413

Total current assets	1,052,220
Property and equipment, net (note 2)	575,534
Other assets	55,460

Total assets	$1,683,214

Liabilities and Capital Deficit
Current liabilities:
Accounts payable and accrued expenses	$248,616
Due to affiliates (note 3)	91,425
Current portion of long-term debt (note 4)	1,657,441

Total current liabilities	1,997,482

Long-term debt, less current portion (note 4)	174,366

Total liabilities	2,171,848

Commitments and contingencies (notes 5, 6 and 7)

Capital deficit:
Common stock, no par value, 1,999 shares authorized, 200 shares issued and outstanding	—
Additional paid-in capital	164,763
Accumulated deficit	(653,397)

Total capital deficit	(488,634)

Total liabilities and capital deficit	$1,683,214

See accompanying notes to financial statements.

DENVER PAIN MANAGEMENT, P.C.

Statement of Operations and Retained Earnings (Accumulated Deficit)

Year ended December 31, 2003

Net patient revenue	$4,359,574

Cost of patient revenue	2,014,865

Gross profit	2,344,709

General and administrative expenses	2,792,149

Operating loss	(447,440)

Other expenses:
Interest	50,359
Depreciation	165,000

Total other expenses	215,359

Net loss	(662,799)

Retained earnings at beginning of year	494,157

Distribution to stockholders	(484,755)

Accumulated deficit at end of year	$(653,397)

DENVER PAIN MANAGEMENT, P.C.

Statement of Cash Flows

Year Ended December 31, 2003

Cash flows from operating activities:
Net loss	$(662,799)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	165,000
Cash provided by (used in) changes in:
Accounts receivable	360,207
Due from affiliates	(323,568)
Prepaid expenses	(43,702)
Other current assets	(2,507)
Accounts payable and accrued expenses	197,532
Due to affiliates	(75,868)

Net cash used in operating activities	(385,705)

Cash flows from investing activities:
Purchase of property and equipment	(214,122)

Net cash used in investing activities	(214,122)

Cash flows from financing activities:
Distributions to stockholders	(484,755)
Proceeds from long-term debt	1,121,181
Repayment of long-term debt	(52,033)

Net cash provided by financing activities	584,393

Net decrease in cash	(15,434)

Cash at beginning of year	50,158

Cash at end of year	34,724

Supplemental disclosures of cash flow information:
Cash paid for interest	50,359

See accompanying notes to financial statements.

DENVER PAIN MANAGEMENT, P.C.

Notes to Financial Statements

December 31, 2003

(1)	Organization and Summary of Significant Accounting Policies

(a)	Organization and Mission

Denver Pain Management, P.C. (the “Company”) operates medical clinics providing treatment for patients who suffer from pain, located in the Denver, Colorado area. The Company’s primary mission is to provide quality specialized treatment to the Denver area.

(b)	Net Patient Service Revenue

Patient service revenue is recognized at the time the service is performed at the estimated net realizable amounts from patients, third-party payors and others for services rendered. The Company is a provider under the Medicare program and various other third-party payor arrangements which provide for payments to the Company at amounts different from its established rates. Provisions for estimated third-party payor settlements, if necessary, are provided in the period the related services are rendered.

(c)	Income Taxes

The Company has elected to be taxed under the Subchapter S provisions of the Internal Revenue Code. These provisions provide that the taxable income of the Company be included in the income tax returns of the stockholders. Accordingly, no income tax related to assets, liabilities or provision for income taxes has been recorded in the accompanying financial statements.

(d)	Financial Instruments Fair Value, Concentration of Business and Credit Risks

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable and accrued expenses approximates fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported in the accompanying balance sheets for long-term debt approximates fair value because the actual interest rates do not significantly differ from current rates offered for instruments with similar characteristics. Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of patient accounts receivable which amount to approximately $646,000. The Company performs credit evaluations of its patients prior to rendering service and generally does not require collateral.

DENVER PAIN MANAGEMENT, P.C.

Notes to Financial Statements

December 31, 2003

(1)	Organization and Summary of Significant Accounting Policies – (Continued)

(e)	Use of Estimates

Management of the Company has made certain estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(f)	Cash Flows

For purposes of cash flows, cash and cash equivalents include cash on hand, cash on deposit (including interest bearing accounts) and short-term financial instruments with a maturity, from the date of purchase, of three months or less.

(2)	Property and Equipment

Property and equipment consists of the following at December 31, 2003:

Automobile	$46,151
Office equipment	505,483
Furniture and fixtures	246,535
Leasehold improvements	311,888

1,110,057
Less accumulated depreciation	(534,523)

$575,534

(3)	Due from/to Affiliates

Due from/to affiliates represent non-interest bearing advances due on demand.

DENVER PAIN MANAGEMENT, P.C.

Notes to Financial Statements

December 31, 2003

(4)	Long-Term Debt

Long-term debt consists of the following at December 31, 2003:

Note payable to a bank, monthly payments of interest only at prime plus 1.0% (5.0% at December 31, 2003) through April 2004, at which time principal and unpaid interest is due, guaranteed by the stockholder and secured by the assets of the Company and real property owned by the stockholder.	$800,000

Note payable to a bank, monthly payments of interest only at prime plus 1% (5.0% at December 31, 2003) through October 2004, at which time principal and unpaid interest is due, guaranteed by the stockholder and secured by assets of the Company and real property owned by the stockholder.	800,000

Note payable to a bank, monthly payments of $4,755 including principal and interest at prime plus 0.5% (4.5% at December 31, 2003) through September 2007, guaranteed by the stockholder and secured by the assets of the Company and real property owned by the stockholder.	192,620

Note payable to a finance company, monthly payments of $770 including principal and interest at 0% through March 2008, secured by a vehicle.	39,187

1,831,807
Less current portion	1,657,441

$174,366

At December 31, 2003, the approximate annual principal payments, with respect to the obligations existing at that date as described herein, are as follows:

Year ended December 31,

2004	$1,657,441
2005	59,656
2006	61,971
2007	50,496
2008	2,243

$1,831,807

DENVER PAIN MANAGEMENT, P.C.

Notes to Financial Statements

December 31, 2003

(5)	Operating Leases

The Company is obligated under non-cancelable operating leases for its office facilities and various automobiles and equipment. Future minimum lease payments under the Company’s non-cancelable operating leases as of December 31, 2003 are as follows:

Year ending December 31,

2004	$574,529
2005	316,203
2006	48,886

Total rent expense for the year ended December 31, 2003 was $547,725.

(6)	Contingencies

Third-Party Payor Settlements

Patient service revenue is reported at the estimated net realizable amounts from patients, third-party payors and others for services rendered. The Company is a provider under Blue Cross, Medicare and various other third-party payor arrangements which provide for payments to the Clinic in amounts different from its established rates. Provisions for estimated third-party payor settlements, if necessary, are provided in the period the related services are rendered.

Medical Malpractice Claims

The Company is subject to claims and legal actions primarily as a result of medical malpractice matters which arise in the ordinary course of business. The Company maintains malpractice insurance to protect against such claims or legal actions. Management believes the ultimate resolution of such matters will be adequately covered by the Company’s insurance and will not have a material adverse effect on its financial position or results of operations.

(7)	Subsequent Events

In April 2004, the Company completed a merger with PainCare Holdings, Inc. (“PainCare”). The merger required the owner to sell certain assets of the practice to PainCare for $7,500,000 and enter into a long-term management agreement. $1,875,000 of the purchase price will be paid in cash and $1,875,000 paid in PainCare stock at closing. The remaining $3,750,000 will be paid as 50% cash and 50% PainCare stock over a three year period assuming certain earning thresholds are met.

Unaudited Pro Forma Financial Statements

The following unaudited pro forma financial statements give effect to the acquisition by PainCare Holdings, Inc. of Denver Pain Management, P.C., in a transaction to be accounted for using the purchase method of accounting. The unaudited pro forma balance sheet is based on the historical balance sheets of PainCare Holdings, Inc. and Denver Pain Management, P.C. appearing elsewhere in this registration statement or incorporated by reference. The unaudited pro forma statements of operations are based on the historical statement of operations of PainCare Holdings, Inc. and of Denver Pain Management, P.C. appearing elsewhere in the registration statement or incorporated by reference and combine the results of operations of PainCare Holdings, Inc. and Denver Pain Management, P.C. for the year ended December 31, 2003 as if the acquisition occurred on the beginning of the period.

The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have been achieved if the merger had been consummated as of the beginning of the period presented, nor are they necessarily indicative of future operating results or financial position of PainCare Holdings, Inc.

PainCare Holdings, Inc. will account for the merger with Denver Pain Management, P.C. using the purchase method of accounting. As of January 1, 2002, PainCare Holdings, Inc. is no longer amortizing its goodwill in accordance with SFAS No. 142. Such goodwill will be subject to impairment testing using a fair value based method as of January 1, 2003.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Balance Sheet

As of December 31, 2003

	PainCare Historical Statements	DPM Historical Statements	Pro forma Adjustments	Pro forma
Assets
Current Assets:
Cash	$7,923,767	$34,724	$(1,875,000)	$6,083,491
Accounts receivable	5,100,699	645,813	—	5,746,512
Due from shareholder	203,050	—	—	203,050
Due from affiliates	—	323,568	—	323,568
Note receivable	320,353	—	—	320,353
Other current assets	—	4,413	—	4,413
Deposits & prepaid expenses	514,957	43,702	—	558,659

Total current assets	14,062,826	1,052,220	(1,875,000)	13,240,046

Property and equipment, net	4,730,723	575,534	—	5,306,257
Goodwill, net (1)	21,946,735	—	4,238,634	26,185,370
Other assets	2,680,665	55,460	—	2,736,125

Total assets	$43,420,949	$1,683,214	$2,363,634	$47,467,798

Liabilities and Stockholder’s Equity
Current liabilities:
Accounts payable & accrued expenses	$639,668	$248,616	$—	$888,284
Current portion of notes payable	4,216,566	1,657,441	—	5,874,007
Current portion of convertible debenture	306,616	—	—	306,616
Current portion of lease payable	578,557	—	—	578,557
Due to affiliates	—	91,425	—	91,425

Total current liabilities	5,741,407	1,997,482	—	7,738,889

Notes payable	510,141	174,366	—	684,507
Convertible debentures	10,712,000	—	—	10,712,000
Deferred income tax liability	683,300	—	—	683,300
Lease payable	2,300,165	—	—	2,300,165

Total liabilities	19,947,013	2,171,848	—	22,118,861

Stockholder’s equity:
Common stock, $.0001 par value (1)	2,688	1,105	(1,038)	2,755
Preferred stock, $.0001 par value	—	—	—	—
Additional paid in capital (1)	21,700,894	163,659	1,711,275	23,575,828
Retained earnings (1)	1,769,393	(653,397)	653,397	1,769,393
Cumulative translation adjustment	961	—	—	961

Total stockholder’s equity	23,473,936	(488,633)	2,363,634	25,348,937

Total liabilities & stockholder’s equity	$43,420,949	$1,683,214	$2,363,634	$47,467,798

See accompanying footnotes to unaudited pro forma financial statements.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statement of Operations

For the twelve months ended December 31, 2003

	PainCare Historical Statements	DPM Historical Statements	Pro forma Adjustments	Pro forma
Revenues	$14,980,867	$4,359,574	$—	$19,340,441
Cost of sales (2)	4,586,732	2,014,865	(1,909,014)	4,692,583

Gross profit	10,394,135	2,344,709	1,909,014	14,647,858

Operating expenses:
Selling, general and administrative (3)	7,543,915	2,792,149	(206,785)	10,129,279
Amortization expense	61,463	—	—	61,463
Depreciation expense	463,190	165,000	—	628,190

Operating income	2,325,567	(612,440)	2,115,799	3,828,926

Interest expense	(487,786)	50,359	—	(437,427)
Other income	45,425	—	—	45,425

Income before taxes	1,883,206	(662,799)	2,115,799	4,311,778
Provision for income taxes (4)	670,300	—	753,224	1,423,524

Net income	$1,212,906	$(662,799)	$1,362,575	$2,888,254

Basic earnings per share				$0.13

Basic weighted average shares outstanding				21,439,880

Diluted earnings per share				$0.12

Diluted weighted average shares outstanding				24,634,690

See accompanying footnotes to unaudited pro forma financial statements.

Footnotes to Unaudited Pro Forma Financial Statements

(1)	Represents the impact of the purchase of the outstanding shares of Denver Pain Management, P.C., including the issuance of 667,260 shares of PainCare Holdings, Inc. common stock at $2.81 per share and the resulting goodwill of $4,238,634 using the purchase method of accounting.
(2)	Adjustment for non-recurring compensation paid to Dr. Wright and three other physicians who are no longer employed by Denver Pain Management, P.C.
(3)	Adjustment for non-recurring general and administrative expenses.
(4)	Adjustment for estimated income tax liability based on an income tax rate of 35.6%.